UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Item 1. Reports to Stockholders.

Tortoise Select Opportunity Fund

Investor Class (TOPTX)
Institutional Class (TOPIX)
C Class (TOPCX)

2013 Annual Report
November 30, 2013

2	2013 Annual Report

December 31, 2013

Dear fellow shareholders,

We are pleased to introduce our newest investment product, the Tortoise Select Opportunity Fund (TOPTX/ TOPIX/ TOPCX). We launched the fund this past fall to provide a dedicated focus on select opportunities across the energy value chain and beyond.

The North American energy value chain is a dynamic, ever-changing, essential network of commerce, continuously creating different opportunities and catalysts that impact its participants — from the upstream producers of oil and natural gas — to those who transport the resources by pipeline, rail or by other means — to the downstream users and beneficiaries who process and use the resources. The current energy revolution taking place in North America’s shale basins is just one such example of a driving force that is creating opportunities across this expansive energy value chain.

The fund provides investors with access to the North American energy companies and their beneficiaries that Tortoise believes are, or will be, in a differentiated position to benefit from changing dynamics, catalysts and opportunities across the North American energy value chain that may occur over time. Current and potential examples of such themes may include changing market trends, infrastructure constraints, supply / demand imbalances, price differentials, valuation and structural disparities, mergers and acquisitions, restructuring, paradigm shifts and company-specific events.

Based on the prevailing market and economic conditions and areas of highest conviction, Tortoise may shift the fund’s proportional exposure to these opportunities. As a result, the fund’s portfolio mix across the value chain could significantly vary over time. With a flexible, yet opportunistic strategy, the fund has the ability to capitalize on what Tortoise believes are the most compelling opportunities, regardless of their location within the energy value chain, with the ability to be nimble as dynamics shift.

We believe this fund offers investors a compelling and differentiated opportunity, and we look forward to serving you as your professional investment adviser.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Select Opportunity Fund

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

Table of contents

Fund information	3

Performance discussion	5

Expense example	7

Financial statements	8

Notes to financial statements	12

Report of independent registered public accounting firm	15

Trustees and officers	16

Additional information	17

Contacts	19

(unaudited)
Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

2013 Annual Report	3

Fund information at November 30, 2013

Basic fund facts

Key highlights

  Market opportunity. Shifting energy dynamics, imbalances and catalysts create opportunities

  Dedicated select opportunity focus. A differentiated way to enhance energy exposure

  Expertise of Tortoise Capital Advisors. A leading and pioneering energy investment firm

  Investor simplicity. One 1099, no K-1s, no unrelated business taxable income, IRA suitability

Before investing in the fund, investors should consider their investment goals, time horizons and risk tolerance.

Top ten holdings (% of long-term investments)
1.	EQT Corp.	10.1%
2.	ONEOK Inc.	10.1%
3.	LyondellBasell Industries N.V.	8.3%
4.	Valero Energy Corp.	7.3%
5.	Spectra Energy Corp.	7.0%
6.	Pioneer Natural Resources Co.	6.4%
7.	Occidental Petroleum Corp.	4.5%
8.	Oil States International Inc.	4.5%
9.	Whiting Petroleum Corp.	4.5%
10.	Westlake Chemical Corp.	4.5%

Portfolio and process

Using a flexible strategy, Tortoise seeks to use its differentiated position and expertise within the energy sector to identify different opportunities across the North American energy value chain. Based on the prevailing market and economic conditions, Tortoise may shift the fund’s proportional exposure to these opportunities over time.

Portfolio snapshot

(unaudited)
Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

4	2013 Annual Report

Mutual fund investing involves risk. Principal loss is possible. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. Investing in specific sectors such as energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with North American energy companies, including upstream energy companies, midstream energy companies, downstream energy companies, energy company beneficiaries, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk, natural disasters and climate change risks. The adviser does not anticipate that the fund will significantly invest in MLPs in all circumstances and market conditions, and may not be invested in MLPs at all. However, the fund may invest up to 25% of its total assets in MLPs. The tax benefits received by an investor investing in the fund differs from that of a direct investment in an MLP by an investor. The value of the fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher rated securities. The fund may also invest in derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the fund may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. The fund may engage in short sales and in doing so is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

2013 Annual Report	5

Performance discussion (unaudited)

During the two-month period ended Nov. 30, 2013, the growth and change taking place across the North American energy value chain continued to provide abundant opportunities both directly, and to the benefit of the fund’s strategy, indirectly. Overall fund performance during the period was driven primarily by the themes that affected the refining, power and gathering and processing components of the value chain. While relative performance was hindered by an announcement during the period involving a large integrated producer outside of the fund’s strategy, we continue to see significant opportunities across the energy value chain and its beneficiaries. Our conviction in a portfolio capitalizing on catalyst-driven themes and opportunities continues to support a long-term focus on total return.

This is our annual report and reflects the period from Sept. 30, 2013 (commencement of operations) to Nov. 30, 2013 (fiscal year end). The performance of Tortoise Select Opportunity Fund’s share classes for this period were as follows:

Total returns
	Class	Since inception[1]
TOPIX	Institutional	0.60%
TOPTX	Investor (excluding load)	0.60%
TOPTX	Investor (maximum load)	-5.18%
TOPCX	C Class (excluding CDSC)	0.50%
TOPCX	C Class (including CDSC)	-0.50%
S&P 500 Index ® 2		7.78%
S&P Energy Select Sector Index ® 3		4.34%

[1]	Reflects interim period from fund inception on Sept. 30, 2013 through fiscal year-end.

[2]	The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

[3]	The S&P Energy Select Sector Index® is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Note: Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-Fund (855-822-3863).

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

6	2013 Annual Report

Value of $1,000,000 vs. S&P 500 Index® vs. S&P Energy Select Sector Index® (unaudited)

Since inception on Sept. 30, 2013 through Nov. 30, 2013

This chart illustrates the performance of a hypothetical $1,000,000 investment made on Sept. 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on Sept. 30, 2013 through Nov. 30, 2013. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-Fund (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P Energy Select Sector Index® is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

2013 Annual Report	7

Expense example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 30, 2013 – November 30, 2013).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period[1]
	(09/30/13)	(11/30/13)	(09/30/13 to 11/30/13)
Investor Class Actual[2]	$1,000.00	$1,006.00	$2.26

Investor Class Hypothetical
(5% annual return before
expenses)	$1,000.00	$1,006.10	$2.26

Institutional Class Actual[2]	$1,000.00	$1,006.00	$1.84

Institutional Class Hypothetical
(5% annual return before
expenses)	$1,000.00	$1,006.52	$1.84

C Class Actual[2]	$1,000.00	$1,005.00	$3.52

C Class Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,004.85	$3.52

[1]	Expenses are equal to the fund’s annualized expense ratio for the period from inception through November 30, 2013 of 1.35%, 1.10% and 2.10% for the Investor Class, Institutional Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 61/365 to reflect the period since inception.
[2]	Based on the actual returns for the period from September 30, 2013 through November 30, 2013 of 0.60%, 0.60% and 0.50% for the Investor Class, Institutional Class and C Class, respectively.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

8	2013 Annual Report

Schedule of Investments

November 30, 2013

	Shares	Fair Value
Common Stock — 98.8%[1]

The Netherlands Petrochemical — 8.2%[1]
LyondellBasell Industries N.V.	2,630	$202,983

United States Local Distribution Pipelines — 4.0%[1]
NiSource, Inc.	3,150	99,603

United States Natural Gas Pipelines — 26.9%[1]
EQT Corp.	2,920	248,521
ONEOK, Inc.	4,241	246,275
Spectra Energy Corp.	5,145	172,615
		667,411

United States Oil & Gas Production — 29.6%[1]
Anadarko Petroleum Corp.	1,225	108,804
Cimarex Energy Co.	371	35,089
Concho Resources, Inc.[2]	348	36,168
Energen Corp.	1,005	72,531
EOG Resources, Inc.	645	106,425
Occidental Petroleum Corp.	1,160	110,153
Pioneer Natural Resources Co.	877	155,887
Whiting Petroleum Corp.[2]	1,810	109,324
		734,381

United States Oilfield Services — 4.4%[1]
Oil States International, Inc.[2]	1,070	109,515

United States Petrochemical — 8.0%[1]
Eastman Chemical Co.	1,140	87,814
Westlake Chemical Corp.	970	109,203
		197,017

United States Power/Utility — 2.1%[1]
NRG Yield, Inc.	1,419	51,297

United States Refining — 15.6%[1]
Phillips 66	725	50,467
Tesoro Corp.	1,370	80,323
Valero Energy Corp.	3,934	179,862
Western Refining, Inc.	1,950	76,187
		386,839
Total Common Stock
(Cost $2,474,200)		2,449,046

Short-Term Investment — 1.1%[1]

United States Investment Company — 1.1%[1]
Invesco Liquid Assets
Portfolio, 0.07%[3]
(Cost $27,107)	27,107	27,107

Total Investments — 99.9%[1]
(Cost $2,501,307)		2,476,153
Other Assets and Liabilities, Net — 0.1%[1]		3,022
Total Net Assets — 100.0%[1]		$2,479,175

1 Calculated as a percentage of net assets.
2 Non-income producing security.
3 Rate indicated is the current yield as of November 30, 2013.

See accompanying Notes to Financial Statements.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

2013 Annual Report	9

Statement of Assets & Liabilities
November 30, 2013

Assets:
Investments, at fair value (cost $2,501,307)	$2,476,153
Receivable for investment securities sold	107,592
Dividends & interest receivable	4,686
Receivable for Adviser expense reimbursement	39,491
Prepaid expenses	39,916
Total assets	2,667,838
Liabilities:
Payable for investment securities purchased	119,849
Payable to Adviser	1,744
Payable for fund administration & accounting fees	15,122
Payable for compliance fees	1,998
Payable for custody fees	1,399
Payable for transfer agent fees & expenses	8,011
Payable to trustees	498
Accrued audit expense	31,000
Accrued expenses	8,937
Accrued distribution fees	105
Total liabilities	188,663
Net Assets	$2,479,175

Net Assets Consist of:
Capital stock	$2,482,995
Undistributed net investment income	3,393
Undistributed net realized gain on investments	17,941
Net unrealized depreciation of investments	(25,154)
Net Assets	$2,479,175

	Investor	Institutional
	Class	Class	C Class
Net Assets	$60,220	$2,368,705	$50,250
Shares issued and
outstanding[1]	5,985	235,387	5,000
Net asset value,
redemption price
and minimum
offering price
per share	$10.06	$10.06	$10.05
Maximum offering
price per share
($10.06/0.9425)	$10.67	N/A	N/A

1 Unlimited shares authorized

Statement of Operations
Period from Sept. 30, 20131 to Nov. 30, 2013

Investment Income:
Dividends from common stock	$7,289
Interest income	22
Total investment income	7,311

Expenses:
Audit & tax fees	31,000
Fund administration & accounting fees
(See Note 5)	20,936
Transfer agent fees & expenses (See Note 5)	12,511
Federal & state registration fees	8,252
Shareholder communication fees	4,001
Advisory fees (See Note 5)	2,946
Legal fees	2,001
Compliance fees (See Note 5)	1,998
Other	1,800
Custody fees (See Note 5)	1,399
Trustee fees (See Note 5)	498
Distribution fees (See Note 6):
Investor Class	22
C Class	84
Total expenses before reimbursement	87,448
Less: expense reimbursement by Adviser	(83,530)
Net expenses	3,918
Net Investment Income	3,393
Realized and Unrealized Gain (Loss)
of Investments:
Net realized gain on investments	17,941
Net change in unrealized depreciation
of investments	(25,154)
Net Realized and Unrealized Loss
on Investments	(7,213)
Net Decrease in Net Assets Resulting
from Operations	$(3,820)

1 Inception date of the fund.

See accompanying Notes to Financial Statements.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

10	2013 Annual Report

Statement of Changes in Net Assets
Period from September 30, 20131 to November 30, 2013

Operations
Net investment income	$3,393
Net realized gain on investments	17,941
Net change in unrealized depreciation of investments	(25,154)
Net decrease in net assets resulting from operations	(3,820)

Capital Share Transactions
Investor Class:
Proceeds from shares sold	60,000
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Increase in net assets from Investor Class transactions	60,000
Institutional Class:
Proceeds from shares sold	2,372,995
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Increase in net assets from Institutional Class transactions	2,372,995
C Class:
Proceeds from shares sold	50,000
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Increase in net assets from C Class transactions	50,000
Net increase in net assets resulting from capital share transactions	2,482,995
Distributions to Shareholders	—
Total Increase in Net Assets	2,479,175

Net Assets
Beginning of period	—
End of period (including undistributed net investment income of $3,393)	$2,479,175

1 Inception date of the fund.

See accompanying Notes to Financial Statements.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

2013 Annual Report	11

Financial Highlights
Period from September 30, 20131 to November 30, 2013

	Investor Class		Institutional Class		C Class
Per Common Share Data(2)
Net asset value, beginning of period	$10.00		$10.00		$10.00
Investment operations:
Net investment income	0.01		0.01		— [3]
Net realized and unrealized gain on investments	0.05		0.05		0.05
Total from investment operations	0.06		0.06		0.05
Less distributions:
Dividends from net investment income	—		—		—
Dividends from net capital gains	—		—		—
Total distributions	—		—		—
Net asset value, end of period	$10.06		$10.06		$10.05
Total Return	0.60%	[4,5]	0.60%	[5]	0.50%	[4,5]
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$60		$2,369		$50
Ratio of expenses to average net assets:
Before expense reimbursement[6]	25.45%		25.20%		26.20%
After expense reimbursement[6]	1.35%		1.10%		2.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement[6]	(23.34)%		(23.09)%		(24.09)%
After expense reimbursement[6]	0.76%		1.01%		0.01%
Portfolio turnover rate[5]	44%		44%		44%

[1]	Inception date of the fund.
[2]	For a fund share outstanding for the entire period.
[3]	Amount per share is less than $0.01.
[4]	Total return does not reflect sales charges.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

12	2013 Annual Report

Notes to Financial Statements
November 30, 2013

1. Organization

Tortoise Select Opportunity Fund (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund invests primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies. The Fund seeks to achieve its objective by investing typically in 15 to 30 common stocks issued by companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Fund commenced operations on September 30, 2013.

The Fund offers three classes of shares: the Investor Class, the Institutional Class and the C Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period ended November 30, 2013, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually in December. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended November 30, 2013, the Fund did not have any reclassifications of capital accounts.

Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of income, expenses and gains/losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% average daily net assets of Investor Class and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

2013 Annual Report	13

Notes to Financial Statements (continued)

3. Securities valuation

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common stock	$2,449,046	$—	$—	$2,449,046
Short-term investment	27,107	—	—	27,107
Total investments
in securities	$2,476,153	$—	$—	$2,476,153

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended November 30, 2013, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period ended November 30, 2013.

4. Concentration risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.35%, 1.10%, and 2.10% of average daily net assets of the Fund’s Investor Class shares, Institutional Class shares, and C Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least September 30, 2014. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2016	$83,530

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

14	2013 Annual Report

Notes to Financial Statements (continued)

for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended November 30, 2013 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended November 30, 2013, the Investor Class incurred expenses of $22 and the C Class incurred expenses of $84 pursuant to the Plan.

7. Capital share transactions

For the period
TRANSACTIONS IN SHARES:	ended November 30, 2013
Investor Class:
Shares sold	5,985
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	—
Increase in Investor Class shares outstanding	5,985
Institutional Class:
Shares sold	235,387
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	—
Increase in Institutional Class shares outstanding	235,387
Class C:
Shares sold	5,000
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	—
Increase in C Class shares outstanding	5,000
Net increase in shares outstanding	246,372

8. Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended November 30, 2013, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$3,147,653	$691,393

9. Federal tax information

As of November 30, 2013, the components of accumulated gains (losses) on a tax basis were as follows:

Cost of investments	$2,504,081
Gross unrealized appreciation	58,136
Gross unrealized depreciation	(86,064)
Net unrealized depreciation	(27,928)
Undistributed ordinary income	24,108
Undistributed long-term capital gain	—
Total distributable earnings	24,108
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$(3,820)

As of November 30, 2013, the Fund had no capital loss carryforwards.

During the period ended November 30, 2013, the Fund paid no distributions.

10. Control ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2013, Tortoise Capital Advisors, L.L.C., for the benefit of its customers, owned 83.5% and 100.0% of the outstanding shares of the Investor Class and C Class, respectively. As of November 30, 2013, National Financial Services, LLC, for the benefit of its customers, owned 86.6% of the outstanding shares of the Institutional Class.

11. Subsequent events

On December 27, 2013, the Fund paid a distribution to the Institutional Class in the amount of $23,094, or $0.09811 per share, the Investor Class in the amount of $594, or $0.09468 per share, and the C Class in the amount of $420, or $0.08398 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

2013 Annual Report	15

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Select Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tortoise Select Opportunity Fund (one of the portfolios constituting the Managed Portfolio Series (the Fund)) as of November 30, 2013, and the related statements of operations and changes in net assets and the financial highlights for the period September 30, 2013 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Select Opportunity Fund (one of the portfolios constituting the Managed Portfolio Series) at November 30, 2013, the results of its operations and the changes in its net assets and its financial highlights for the period from September 30, 2013 (commencement of operations) to November 30, 2013, in conformity with U.S. generally accepted accounting principles.

January 28, 2014

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

16	2013 Annual Report

Trustees and Officers (unaudited)
November 30, 2013

			Number of		Other
			Portfolios		Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 64	Trustee	Indefinite Term; Since April 2011	18	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Trustee	Indefinite Term; Since April 2011	18	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (1 Portfolio) (2012-Present).
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 67	Trustee	Indefinite Term; Since April 2011	18	Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Anchor Bancorp Wisconsin, Inc. (2011-present); Independent Trustee, ETF Series Solutions (1 Portfolio) (2012-Present).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since April 2011	18	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Insurance Trust (7 Portfolios) (2006-Present).
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chairman and Trustee	Indefinite Term; Since January 2011	18	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	President and Principal Executive Officer	Indefinite Term; Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 40	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Angela L. Pingel, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Secretary	Indefinite Term; Since January 2011	N/A

Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010); Assistant Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2004-2007).

					N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 40	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Compliance Officer, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

2013 Annual Report	17

Additional Information (unaudited) (continued)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on August 20-21, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise”) regarding the Tortoise Select Opportunity Fund (the “Fund”) (the “Investment Advisory Agreement”). The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of proposed Investment Advisory Agreement (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed to be relevant, including the following: (1) the nature, extent, and quality of the services to be provided by Tortoise with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by Tortoise and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Tortoise and its affiliates resulting from services to be rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise as will be set forth in the Investment Advisory Agreement as it relates to the Fund are fair and reasonable in light of the services that Tortoise will perform, the investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services to be provided under the Investment Advisory Agreement with respect to the Fund, noting that such services will include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Tortoise on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees also considered Tortoise’s capitalization, its assets under management ($12.4 billion in assets under management as of June 30, 2013), and the sound performance of both the Tortoise MLP & Pipeline Fund, an existing series of the Trust managed by Tortoise, and a composite with a limited history that Tortoise maintains with similar investment strategies to that of the Fund. The Trustees also noted Tortoise’s affiliation with its parent company, Montage Investments, LLC, an SEC-registered investment adviser which directly and through its subsidiaries manages approximately $25 billion. The Trustees also considered Tortoise’s specialized investment focus on companies in the energy value chain, Tortoise’s experience in implementing energy-focused strategies for other registered funds, and the significant investment industry experience of its portfolio managers. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Tortoise proposes to provide to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to Tortoise in the amount of 0.85% of the Fund’s average annual daily net assets, as well as Tortoise’s profitability (12 month pro-forma) for services that Tortoise and its affiliates will render to the Fund. In this regard, the Trustees noted that Tortoise and its affiliates expect to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund in excess of Rule 12b-1 fees paid by the Fund. The Trustees noted that because Tortoise manages a limited number of separately managed accounts with similar investment strategies to that of the Fund, a comparison of the Fund’s proposed advisory fee to such accounts would not be meaningful, but that the proposed advisory fee for the Fund is consistent with the advisory fees Tortoise charges its other registered funds. The Trustees also noted that Tortoise had contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to reduce its management fees, and, if necessary, reimburse the Fund for operating expenses, as specified in the Prospectus. The Trustees concluded that Tortoise’s service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s management fee was slightly lower than the average and median management fees (before waivers) and that the projected total expenses of both the Fund in aggregate and the Institutional and Investor Class shares separately were generally consistent with the average total expenses (after fee waivers and expense reimbursements) for funds comprising the benchmark category. The Trustees also considered that because of the limited number of comparators for the C Class shares, a comparison prepared specifically for that class was not meaningful. While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s proposed advisory fee is reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund did not contain breakpoints. The Trustees noted that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of advisory services that Tortoise would need to provide to the Fund at the present time. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

18	2013 Annual Report

Additional Information (unaudited)

Other Benefits. The Trustees noted that Tortoise does not expect to utilize soft dollar arrangements or affiliated brokers with respect to portfolio transactions. While the Trustees noted that Rule 12b-1 fees will be paid to Tortoise and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Tortoise and its affiliates expect to incur significantly exceed the expected Rule 12b-1 payments from the Fund. The Trustees concluded that Tortoise will not receive any other material financial benefits from services rendered to the Fund.

Availability of fund portfolio information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of proxy voting information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Privacy notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

2013 Annual Report	19

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND (855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise Select Opportunity Fund	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Select Opportunity Fund

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. (The registrant’s inception date was September 30, 2013 and, as such, there is only one fiscal year to present). “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal year ended November 30, 2013, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2013
Audit Fees	$25,000
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 11/30/2013
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2013
Registrant	$0
Registrant’s Investment Adviser	$70,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 7, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 7, 2014

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	February 7, 2014

* Print the name and title of each signing officer under his or her signature.